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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 29, 2003



                                  Duratek, Inc.
                       --------------------------------
                  (Exact Name of Registrant as Specified in its
                                    Charter)



      Delaware                           0-14292                22-2427618
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(State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
         Incorporation)                  Number)          Identification Number)



     10100 Old Columbia Road, Columbia, Maryland                  21046
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      (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                  DURATEK, INC.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

     (c) Exhibits.

         99.1 Duratek, Inc. press release dated October 29, 2003 with respect to the Company's financial results for the fiscal quarter ended September 28, 2003.


Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition).

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On October 29, 2003, Duratek, Inc. ("Duratek") issued a press release announcing its financial results for the fiscal quarter ended September 28, 2003. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DURATEK, INC.


Date: October 29, 2003                            By: /s/ Robert F. Shawver
                                                     ------------------------
                                                  Robert F. Shawver
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                      -3-

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Exhibit Index

99.1              Press Release dated July 29, 2003 issued by Duratek, Inc.